EXHIBIT 4.1


   NUMBER                                                              SHARES

-----------   Incorporated under the laws of the State of Delaware   -----------


                   SPECTRUM SCIENCES & SOFTWARE HOLDINGS, INC.

                    Shares  $.001  Par  Value     See  Reverse  for
             ------                               Certain  Definitions
                    Common  Stock



THIS  IS  TO  CERTIFY  THAT                                   IS  THE  OWNER  OF
                            ---------------------------------

--------------------------------------------------------------------------------
             Fully Paid and Non-Assessable Shares of Common Stock of
                   SPECTRUM SCIENCES & SOFTWARE HOLDINGS, INC.

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED:  06/05/2003


-------------------                                -----------------------------
Secretary/Treasurer                                Donal  R.  Myrick,  President





                                CORPKIT, NEW YORK

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          The  following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN  COM  -  as tenants in common    UNIF GIFT MIN ACT  - Custodian (Cust)
                                                               (Minor)
     TEN  ENT  -  as tenants by the                            under Uniform
                  entireties                                   Gifts  to  Minors
                                                               Act (State)
     JT  TEN   -  As joint tenants with
                  right of survivorship
                  and  not  as  tenants
                  in  common

                  Additional abbreviations may also be used though not in the above list.


          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


FOR  VALUE  RECEIVED           HEREBY  SELL,  ASSIGN  AND  TRANSFER  UNTO
                     ---------

PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
IDENTIFYING  NUMBER  OF  ASSIGNEE

-------------------------------------------


--------------------------------------------------------------------------------
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                    ASSIGNEE)


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                                                                          SHARES
------------------------------------------------------------------------
REPRESENTED  BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND
APPOINT                                                                 ATTORNEY
        --------------------------------------------------------------
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

     DATED
            --------------------------------
              IN  PRESENCE  OF

            --------------------------------


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